SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of Earliest Event Reported): April 10, 2000
                              (February 14, 2000)

                                CAREINSITE, INC.
               (Exact name of registrant as specified in charter)


               DELAWARE                             0-26345                              22-3630930
    (State or other jurisdiction of         (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                          Identification No.)

669 River Drive, River Drive Center II           07407
         Elmwood Park, N.J.                    (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 703-3400

                        Exhibit Index Appears on page 2.

Item 2.  Acquisition or Disposition of Assets

                  Copies of the press releases issued by CareInsite, Inc. (i) announcing that it had agreed to acquire substantially all of the assets of Blue Cross Blue Shield of Massachusetts's Provider Technology Group and (ii) announcing that it had completed the previously announced acquisition are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

                  The asset purchase agreement dated as of February 14, 2000 by and among CareInsite, Inc. and Blue Cross Blue Shield of Massachusetts, Inc. is filed as Exhibit 10.1 and is incorporated herein by reference. The letter agreement, amending the asset purchase agreement, dated March 24, 2000 by and among CareInsite, Inc. and Blue Cross Blue Shield of Massachusetts, Inc. is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired. The required financial statements of Blue Cross Blue Shield of Massachusetts, Inc.'s Provider Technology Division will be filed by CareInsite, Inc. by amendment within the prescribed time period.

                  (b)      Pro Forma financial information.

                           The required pro forma financial information will be filed by CareInsite, Inc. by amendment within the prescribed time period.

                  (c)      Exhibits

                           Exhibit 10.1 Asset Purchase Agreement dated as of February 14, 2000 between
                                            CareInsite, Inc. and Blue Cross Blue
                                            Shield of Massachusetts, Inc.

                           Exhibit 10.2 Letter Agreement dated March 24, 2000 by and among CareInsite, Inc. and Blue Cross Blue Shield of
                                            Massachusetts, Inc.

                           Exhibit 99.1 Press Release issued by CareInsite, Inc. on February 15, 2000.

                           Exhibit 99.2 Press Release issued by CareInsite, Inc. on March 27, 2000.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CAREINSITE, INC.

Date:  April 10, 2000                            By: /s/ David Amburgey
                                                     ---------------------------
                                                 Name: David Amburgey
                                                       Senior Vice President
                                                       General Counsel

                                  Exhibit Index
                                  -------------

Exhibit No.                                          Description
-----------                                          -----------

Exhibit 10.1                                Asset Purchase Agreement dated as of
                                            February 14, 2000 between
                                            CareInsite, Inc. and Blue Cross Blue
                                            Shield of Massachusetts, Inc.

Exhibit 10.2 Letter Agreement March 24, 2000 by and among CareInsite, Inc. and Blue Cross Blue Shield of Massachusetts, Inc.

Exhibit 99.1                                Press Release issued by CareInsite,
                                            Inc. on February 15, 2000.

Exhibit 99.2                                Press Release issued by CareInsite,
                                            Inc. on March 27, 2000.